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                                                               Exhibit 23.2

                        INDEPENDENT AUDITORS' CONSENT

The Board of Directors
America West Airlines, Inc.:

We consent to the use of our reports incorporated herein by reference and to the references to our firm under the headings "Selected Financial Data" and "Experts" in the prospectus.

/s/ KPMG LLP
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Phoenix, Arizona
September 13, 2001